LONG-TERM EMPLOYEE-RELATED OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Schedule of Expected Future Benefits

TAT expects to pay $1,504 in future benefits to their employees during 2022 through 2031 upon their normal retirement age. The amount was determined based on the employee’s current salary rates and the number of service years that will be accumulated upon the retirement date. These amounts do not include amounts that might be paid to employees that will cease working for the Israeli company before their normal retirement age.

Year	Amount
2022	$215
2023	63
2024	49
2025	55
2026	77
Thereafter (through 2030)	1,045
Total	$1,504